Exhibit 10.1

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: April 14, 2023 Conversion Price: $0.02

$xx,xxx.xx

STAR GOLD CORP.

8% CONVERTIBLE PROMMISORY NOTE
DUE April 14, 2023

THIS 8% CONVERTIBLE PROMMISORY NOTE is one of a series of duly authorized and validly issued 8% Convertible Notes of Star Gold Corp., a Nevada corporation, (the “Company”), having its principal place of business at 1875 N. Lakewood Drive, Suite 303, Coeur d’Alene, Idaho 83814, designated as its 8% Convertible Note due April 14, 2026 (this Note, the “Note” and, collectively with the other Notes of such series, the “Notes”).

FOR VALUE RECEIVED, STAR GOLD CORP, a Nevada corporation (the “Company”), hereby unconditionally promises to pay to the order of Holder (“Holder”) or assigns, the principal sum of $xx,xxx.xx, in lawful money of the United States of America, together with interest (calculated on the basis of a 365-day year) on the unpaid principal balance, computed until maturity at the rate of eight percent (8%) per annum.

1. DEFINITIONS. When used in this Note, the following terms shall have the respective meanings specified herein or in the section referred to herein:

“BUSINESS DAY” means any day other than a Saturday, Sunday, or other day on which a bank is authorized to be closed under the laws of Idaho.

“CHANGE OF CONTROL” means the consummation of any transaction or series of any related transactions (including without limitation, by way of merger) the result of which is that any “person” (as defined in Section 13(d) of the Exchange Act) or “group” (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13(d)(3) and 13(d)(5) under the Exchange Act) of more than fifty percent (50%) of the voting power of the Common Stock.

“COMMON STOCK” means the Common Stock, par value $.001 per share, of Company, any successor class or classes of common equity (however designated) of Company into or for which such Common Stock may hereafter be converted, exchanged, or reclassified and any class or classes of common equity (however designated) of Company which may be distributed or issued with respect to such Common Stock or successor class or classes to holders thereof generally.

“CONVERSION PRICE” means two cents ($0.02) per share.

“EQUITY ISSUANCE” means the issuance or sale by any Company of any Common Stock or any other shares, options, warrants, or other ownership interests (regardless of how designated) of or in any Company, or any other security or instrument convertible into, or exchangeable for, Common Stock.

“EVENT OF DEFAULT” is defined in SECTION 4 hereof.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“INTEREST PAYMENT DATE” means the Maturity Date.

“MATURITY DATE” means April 14, 2026.

“MAXIMUM RATE” means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

“PERSON” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

“SEC” means the Securities and Exchange Commission and any successor thereof.

“STOCK” means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

2. ORIGINAL PRINCIPAL AMOUNT; PAYMENT.

(a) ORIGINAL PRINCIPAL AMOUNT.

(i) On the date hereof, Holder shall lend to Company, in a single advance, the sum of fifteen thousand and xx/100 dollars ($15,000.00) (the “Original Principal Amount”).

(b) INTEREST AND PRINCIPAL PAYMENTS. The unpaid principal of, and interest on, this Note shall be due and payable, in full, on the Maturity Date. The Company may, but shall not be obligated to make any payments of principal or interest prior to the Maturity Date.

(c) VOLUNTARY PREPAYMENT. Company reserves the right, upon thirty (30) days’ prior written notice to Holder, to prepay, without penalty, the outstanding principal balance, along with interest accrued thereon, of this Note, in whole or in part, at any time and from time to time.

(d) PAYMENTS GENERALLY. Except as otherwise provided herein, all payments of principal of and interest on this Note shall be made by Company to Holder in immediately available United States currency, or other immediately available funds. Should the principal of, or any installment of the principal of or interest on, this Note become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable with respect to such extension. Payments made to Holder by Company hereunder shall be applied first to accrued interest and then to principal.

3. WAIVER OF PRESENTMENT. Except as provided herein, Company waives presentment, demand, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

4. EVENTS OF DEFAULT AND REMEDIES. An “EVENT OF DEFAULT” shall exist hereunder if any one or more of the following events shall occur and be continuing: (a) Company shall fail to pay when due any principal of, or interest upon, this Note or the Obligation and such failure shall continue for three (3) days after such payment became due; or (b) Company shall fail to perform any of the covenants or agreements contained herein and such failure shall continue unremedied for thirty (30) days after written notice thereof; or (c) any representation or warranty made by Company to Holder herein shall prove to be untrue or inaccurate in any material respect; or (d) the Company shall (1) apply for or consent to the appointment of a receiver, trustee, intervener, custodian, or liquidator of itself or of all or a substantial part of its assets, (2) be adjudicated bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (3) make a general assignment for the benefit of creditors, (4) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (5) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; or (e) an order, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of the Company or appointing a receiver, trustee, intervener, or liquidator of the Company or of all or substantially all of its assets, and such order, judgment, or decree shall continue unstayed and in effect for a period of thirty (30) days; or (f) the dissolution or liquidation of the Company; or (g) a Change of Control.

Upon the occurrence of any Event of Default hereunder, then the Holder hereof may, at its option, (i) declare the entire unpaid principal balance and accrued interest upon the Note to be immediately due and payable without presentment or notice of any kind which Company waives pursuant to SECTION 3 herein, and/or (ii) pursue and enforce any of Holder’s rights and remedies available pursuant to any applicable law or agreement; provided, however, in the case of any Event of Default specified in PARAGRAPH (d) or (e) of this SECTION 4 without any notice to Company or any other act by Holder, the principal balance and interest accrued on this Note shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by Company.

5. REPRESENTATIONS AND COVENANTS.

(a) REPRESENTATIONS. Company represents and warrants to Holder that:

(i) Company is duly organized and in good standing under the laws of the state of its incorporation, formation, or organization and has the power to own its property and to carry on its business in each jurisdiction in which such Company operates;

(ii) Company has full power and authority to enter into this Note, to execute and deliver the same, and to incur the obligations provided for herein, all of which have been duly authorized by all necessary action;

(iii) this Note is the legal and binding obligation of the Company, enforceable in accordance with its respective terms;

(iv) neither the execution and delivery of this Note, nor consummation of any of the transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene or conflict with any provision of law, statute, or regulation to which the Company is subject or any judgment, license, order, or permit applicable to the Company or any indenture, mortgage, deed of trust, or other instrument to which the Company may be subject; no consent, approval, authorization, or order of any court, governmental authority, or third party is required in connection with the execution, delivery, and performance by Company of this Note or to consummate the transactions contemplated herein;

(b) AFFIRMATIVE COVENANTS. Until payment in full of this Note, Company agrees and covenants that Company shall and shall:

(i) conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations, laws, and orders of any governmental authority and will act in accordance with customary industry standards in maintaining and operating its assets, properties, and investments;

(ii) maintain complete and accurate books and records of its transactions in accordance with generally accepted accounting principles;

(iii) furnish to Holder, immediately upon becoming aware of the existence of any condition or event constituting an Event of Default or event which, with the lapse of time and/or giving of notice would constitute an Event of Default, written notice specifying the nature and period of existence thereof and any action which Company is taking or proposes to take with respect thereto.

6. NO WAIVER. No waiver by Holder of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Holder; no delay or omission in the exercise or enforcement by Holder of any rights or remedies shall ever be construed as a waiver of any right or remedy of Holder; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Holder.

7. USURY LAWS. Regardless of any provision contained in this Note, Holder shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on this Note (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, Company and Holder shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then Holder or any holder hereof shall refund to Company the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Holder or any holder hereof under this Note at the time in question.

8. CONVERSION RIGHTS.

(a) CONVERSION BY COMPANY. During the period of time commencing on the Original Issue Date and continuing until the payment in full of this Note, Company, at its option may convert all or any portion of outstanding principal balance of, and all accrued interest on, this Note into the number of shares of Common Stock obtained by dividing (i) the unpaid principal amount of, and interest through the date of conversion on, this Note to be converted, by (ii) the Conversion Price. If the Company elects to exercise its conversion rights pursuant to this SECTION 8 then the Company shall be required to convert all outstanding Notes on a pro rata basis. For the avoidance of doubt: if the Company elects to convert twenty five percent (25%) of the outstanding principal and interest owed pursuant to this Note, then the Company must convert, simultaneously, 25% of the outstanding principal and interest owed pursuant to all the Notes.

(b) CONVERSION PROCEDURE. To convert this Note pursuant to this SECTION 8, the Company shall (i) provide Holder with written notice of the Company’s intent to convert and the amount to be converted into the Company’s Common Stock, (ii) if the conversion is of only a portion of the unpaid principal of, and interest on, this Note, then issue a statement to Holder setting forth the Original Principal Amount, interest accrued on the outstanding principal to date, and the amount of unpaid and unconverted principal and interest still payable on the Note, and (iii) issue and deliver to Holder, a certificate or certificates for the full number of whole shares of Common Stock issuable upon the conversion of this Note in accordance with the provisions of this SECTION 8.

(c) CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon conversion of the principal of, or interest on, this Note. If any fractional share of Common Stock would be issuable upon the conversion of any portion of this Note, the Company shall round the fractional shares up to the next whole number and issue such whole share to the Holder in accordance with the terms hereof.

(d) ADJUSTMENT OF CONVERSION PRICE.

(i) If the Company shall (A) pay a dividend or other distribution, in Common Stock, on any class of capital stock of the Company, (B) subdivide the outstanding Common Stock into a greater number of shares by any means (including, without limitation, a forward stock split) or (C) combine the outstanding Common Stock into a smaller number of shares by any means (including, without limitation, a reverse stock split) (any such event being an “Adjustment Event”), then in each such case the Conversion Price shall be decreased or increased as follows: the adjusted Conversion Price shall be equal to the Conversion Price in effect immediately prior to the effective date of the Adjustment Event, multiplied by a fraction whose numerator is the number of shares of Common Stock issued and outstanding immediately prior to such effective date, and whose denominator is the number of such shares outstanding immediately after such effective date. An adjustment made pursuant to this SECTION 8(d)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of such subdivision or combination, as the case may be.

(ii) Whenever the Conversion Price is adjusted as provided herein, the Company shall promptly provide Holder with written notice of such adjustment setting forth the Conversion Price in effect after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(e) EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by Company) but excluding a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of Company with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the property of Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock, then Company or the successor or purchasing corporation, as the case may be, shall enter into an Amended and Restated Note providing that this Note shall be convertible into the kind and amount of securities or other property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance which Company of this Note would have received if this Note had been converted immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such Amended and Restated Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 8. Whenever an Amended and Restated Note is entered into as provided herein, the Company shall promptly provide Holder with an Officer’s Certificate setting forth a brief statement of the facts requiring such Amended and Restated Note. The provisions of this SECTION 8 shall similarly apply to all successive events of the type described in this SECTION 8.

9. NOTICE. Whenever this Note requires or permits any notice, approval, request, or demand from one party to another, the notice, approval, request, or demand must be in writing and shall be deemed to have been given when personally served or when deposited in the United States mails, registered or certified, return receipt requested, addressed to the party to be notified at the following address (or at such other address as may have been designated by written notice):

Holder:

Company:	Star Gold Corp.

1875 N. Lakewood Drive Suite 303 Coeur d’Alene, ID 83814

10. AMENDMENT. This Note may be amended or modified only by written instrument duly executed by Company and Holder.

11. COSTS. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity, or in bankruptcy, receivership, or other court proceedings, then Company agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys’ fees, including all costs of appeal.

12. SUCCESSORS AND ASSIGNS. This Note shall inure to the benefit of Holder and its successors and assigns; provided, however, Holder may not (without the prior written consent of Company, such consent not to be unreasonably withheld or delayed and such consent not to be required if an Event of Default exists) assign or negotiate this Note to any Person.

13. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED, AND APPLIED IN ACCORDANCE WITH THE LAWS OF IDAHO.

14. FINAL AGREEMENT. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[signature page to Star Gold Corp. 8% Convertible Notes]

STAR GOLD CORP.

By:

HOLDER

By:

STAR GOLD CORP. ACCOUNT INFORMATION
WIRING INSTRUCTIONS ($USD)
BANK: Washington Trust Bank
ADDRESS: 717 W. SPRAGUE AVENUE
CITY: SPOKANE, WA, USA 99201
ACCOUNT NAME: Star Gold Corp. Operating Account
ABA ROUTING NUMBER: 125100089
ACCOUNT NUMBER: 1000283754

MAILING INSTRUCTIONS:

STAR GOLD CORP.
Attn: Kelly Stopher
2910 E. 57th Avenue
Suite 5, PMB 309
Spokane, WA 99223